                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 19, 2001



                            CHITTENDEN CORPORATION
                           (Exact name of Registrant
                           as specified in charter)


Vermont                               0-7974               03-0228404
(State or other jurisdiction          (Commission          (IRS Employer
of incorporation)                     File Number)         Identification No.)


Two Burlington Square, Burlington, Vermont            05401
(Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (802) 660-1410



                                Not Applicable
                        (Former name or former address,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

A copy of the quarterly earnings release and attached financial statements is attached as an exhibit to this Form 8-K. Also attached is a copy of the quarterly comparative financial statements as an exhibit to this Form 8-K.

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                                     PAGE NUMBER

         (28)     Additional Exhibits                                  5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
         Senior Vice President, General Counsel and Secretary

DATE:  April 19, 2001